EXHIBIT 10.1

AMENDMENT NUMBER ONE TO

EXCHANGE AGREEMENT

AMENDMENT NUMBER ONE TO EXCHANGE AGREEMENT (this “Amendment”), dated as of November 5, 2018, by and among EVO Investco, LLC, a Delaware limited liability company (the “Company”), EVO Payments, Inc., a Delaware corporation (“Pubco”), the holders of Common Units in the Company and shares of Class C Common Stock or Class D Common Stock of Pubco, and the Call Option Holder, from time to time party hereto (each, a “Holder”).

RECITALS

WHEREAS, the parties hereto previously entered into that certain Exchange Agreement, dated May 22, 2018 (the “Existing Agreement”);

WHEREAS, the parties hereto now desire to enter into this Amendment to clarify the parties original intent relating to certain obligations of Pubco to purchase the Call Option from the Call Option Holder in the event the Call Option Holder fails to deliver the requisite consent to settlement in Deliverable Common Stock contemplated by Section 2.02(d) of the Existing Agreement; and

WHEREAS, the parties hereto, other than Pubco and the Company, constitute the holders of a majority of the Units subject to the Existing Agreement as of the date hereof, and therefore have the power to amend the Exiting Agreement pursuant to Section 4.10 thereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AMENDMENT

1. Definitions. All capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Existing Agreement unless specifically defined herein.
2. Amendments.
(a) (i) The lead-in to Section 2.02(d) of the Existing Agreement is hereby amended and restated in its entirety as follows:

“(d) Subject to the express consent by the Call Option Holder and Call Option Issuer, Pubco may elect, in its sole discretion, to pay the amounts set forth in Section 2.02(c) to the Call Option Holder and the Call Option Issuer in Deliverable Common Stock rather than cash, in which case the provisions of this Section 2.02(d) shall apply; provided, that, after notice from Pubco of such election, in the event that the Call Option Holder and Call Option Issuer do not expressly consent in the Call Option Put Notice (including by means of submitting a revised Call Option Put Notice) to the delivery by Pubco of Deliverable Common Stock rather than cash as contemplated by this Section 2.02(d), the Call Option Put Notice shall be deemed to have been withdrawn pursuant to Section 2.02(f) (together with any election made pursuant to Section 1.2(c) or 1.7(e) of the Registration Rights Agreement):”

(b) Exhibit A-2 to the Existing Agreement (Call Option Put Notice) is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

3. Limited Effect.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Existing Agreement, the terms and provisions of this Amendment shall govern.  In all other respects, the Existing Agreement, as amended and supplement hereby, shall remain in full force and effect.

4. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

5. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PUBCO:

EVO PAYMENTS, INC.

By:	/s/ James G. Kelly
Name: James G. Kelly
Title: Chief Executive Officer

COMPANY:

EVO INVESTCO, LLC

By:	/s/ James G. Kelly
Name: James G. Kelly
Title: Chief Executive Officer

HOLDERS:

MADISON DEARBORN CAPITAL PARTNERS VI-B, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Vahe Dombalagian
Name: Vahe Dombalagian
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS EXECUTIVE VI-B, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Vahe Dombalagian
Name: Vahe Dombalagian
Its: Managing Director

MDCP VI-C CARDSERVICES SPLITTER, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Vahe Dombalagian
Name: Vahe Dombalagian
Its: Managing Director

[Signature Page to Amendment Number One to Exchange Agreement]

MDCP VI-C CARDSERVICES LLC

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Vahe Dombalagian
Name: Vahe Dombalagian
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI-C, L.P.

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Vahe Dombalagian
Name: Vahe Dombalagian
Its: Managing Director

[Signature Page to Amendment Number One to Exchange Agreement]

EXHIBIT A

CALL OPTION PUT NOTICE

EVO Payments, Inc.

EVO Investco, LLC

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:  General Counsel

Reference is hereby made to the Exchange Agreement, dated as of May 22, 2018 (as amended, the “Exchange Agreement”), by and among EVO Payments, Inc., a Delaware corporation (“Pubco”), EVO Investco, LLC, a Delaware limited liability company (the “Company”), the holders of Common Units and shares of Class C Common Stock or Class D Common Stock of Pubco, and the Call Option Holder, from time to time party thereto (each, a “Holder”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder desires Pubco to purchase and immediately thereafter exercise a portion of the Call Option providing a right to acquire the number of Call Option Paired Interests set forth below in accordance with the terms of the Exchange Agreement.

Legal Name of Call Option Holder:

Address:

Legal Name of Call Option Issuer:

Address:

Number of Call Option Paired Interests subject to the portion of the Call Option to be purchased:

Exchange Date:

Call Option Holder and Call Option Issuer consent to payment of the purchase price for the Call Option and the exercise price of the Call Option in Deliverable Common Stock pursuant to Section 2.02(d) of the Exchange Agreement with respect to the portion of the Call Option providing a right to acquire the number of Call Option Paired Interests specified:

Yes   with respect to an aggregate of ____________ Call Option Paired Interests

No  

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the portion of the Call Option subject to this Exchange Notice and the subject Call Option Paired Interests being transferred to Pubco are free and clear of any pledge, lien, security interest, encumbrance, equities or claim (other than those pursuant to the Call Option); and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Call Option or Call Option Paired Interests subject to this Exchange Notice is required to be obtained by the undersigned for the transfer to Pubco of the portion of the Call Option subject to this Exchange Notice or the subject Call Option Paired Interests.

The undersigned hereby irrevocably constitutes and appoints any officer of Pubco as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to Pubco the Call Option and the Paired Interests subject to this Exchange Notice and, if applicable, to deliver to the undersigned the shares of Deliverable Common Stock to be delivered in Exchange therefor.

[signature page follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Exchange Notice to be executed and delivered as of the date below.

CALL OPTION HOLDER

By:

Its:

CALL OPTION ISSUER

By:

Its:

Date: